Quarterly Holdings Report
for
Fidelity® Metaverse ETF
March 31, 2026
MET-NPRT3-0526
1.9904982.103
Common Stocks - 99.9%
	Shares	Value ($)
CHINA - 6.8%
Communication Services - 4.8%
Entertainment - 3.1%
Netease Inc	54,900	1,193,905
Interactive Media & Services - 1.7%
Hello Group Inc Class A ADR	37,962	218,661
Newborn Town Inc (a)(c)	216,000	219,301
Weibo Corp A Shares	28,540	244,440
		682,402
TOTAL COMMUNICATION SERVICES		1,876,307
Information Technology - 2.0%
Electronic Equipment, Instruments & Components - 1.3%
Sunny Optical Technology Group Co Ltd	74,100	505,171
IT Services - 0.7%
Vnet Group Inc Class A ADR (a)(b)	34,007	285,319
TOTAL INFORMATION TECHNOLOGY		790,490
TOTAL CHINA		2,666,797
FRANCE - 2.4%
Communication Services - 0.5%
Entertainment - 0.5%
Ubisoft Entertainment SA (a)	44,904	198,417
Information Technology - 1.9%
Software - 1.9%
Dassault Systemes SE	37,584	747,865
TOTAL FRANCE		946,282
GERMANY - 0.5%
Information Technology - 0.5%
IT Services - 0.5%
Nagarro SE (b)	3,387	184,510
HONG KONG - 0.7%
Information Technology - 0.7%
Electronic Equipment, Instruments & Components - 0.7%
Cowell e Holdings Inc (a)	81,000	267,789
ISRAEL - 1.3%
Information Technology - 1.3%
IT Services - 1.3%
Wix.com Ltd (a)	5,754	518,263
JAPAN - 2.0%
Communication Services - 1.6%
Entertainment - 1.6%
Nexon Co Ltd	33,100	609,403
Information Technology - 0.4%
IT Services - 0.4%
Sakura Internet Inc	11,100	173,104
TOTAL JAPAN		782,507
KOREA (SOUTH) - 6.6%
Communication Services - 6.6%
Entertainment - 4.5%
Krafton Inc	3,345	556,900
NCSoft Corp	2,644	386,678
Netmarble Corp (c)(d)	8,037	258,166
Pearl Abyss Corp (a)	8,265	372,334
Wemade Co Ltd	11,886	160,249
		1,734,327
Interactive Media & Services - 2.1%
NAVER Corp	6,418	844,336
TOTAL KOREA (SOUTH)		2,578,663
SWEDEN - 0.7%
Communication Services - 0.7%
Entertainment - 0.7%
Modern Times Group MTG AB B Shares (a)	26,572	256,341
TAIWAN - 0.7%
Information Technology - 0.7%
Semiconductors & Semiconductor Equipment - 0.7%
Himax Technologies Inc ADR	36,068	283,855
UNITED KINGDOM - 0.3%
Information Technology - 0.3%
IT Services - 0.3%
Endava PLC Class A ADR (a)	29,470	130,257
UNITED STATES - 77.9%
Communication Services - 23.6%
Entertainment - 9.7%
Electronic Arts Inc	6,687	1,363,279
Playtika Holding Corp	50,948	141,634
ROBLOX Corp Class A (a)	19,948	1,128,259
Take-Two Interactive Software Inc (a)	5,777	1,140,958
		3,774,130
Interactive Media & Services - 13.9%
Alphabet Inc Class A	6,149	1,768,207
Meta Platforms Inc Class A	2,801	1,602,536
Pinterest Inc Class A (a)	37,941	695,838
Reddit Inc Class A (a)	6,260	842,909
Snap Inc Class A (a)	106,485	489,831
		5,399,321
TOTAL COMMUNICATION SERVICES		9,173,451
Information Technology - 45.5%
IT Services - 3.9%
CoreWeave Inc Class A (a)	11,718	907,794
EPAM Systems Inc (a)	4,413	597,520
		1,505,314
Semiconductors & Semiconductor Equipment - 21.7%
Advanced Micro Devices Inc (a)	9,276	1,887,017
Ambarella Inc (a)	6,939	357,185
Cirrus Logic Inc (a)	4,462	645,294
Monolithic Power Systems Inc	1,324	1,447,595
NVIDIA Corp	10,091	1,759,870
QUALCOMM Inc	13,505	1,739,174
Skyworks Solutions Inc	11,532	617,539
		8,453,674
Software - 13.4%
Adobe Inc (a)	6,567	1,596,306
Bentley Systems Inc Class B	14,255	500,635
Microsoft Corp	4,505	1,667,616
PTC Inc (a)	5,675	808,631
Unity Software Inc (a)	29,321	643,303
		5,216,491
Technology Hardware, Storage & Peripherals - 6.5%
Apple Inc	7,108	1,803,939
Super Micro Computer Inc (a)	26,579	605,204
Turtle Beach Corp (a)	11,635	117,979
		2,527,122
TOTAL INFORMATION TECHNOLOGY		17,702,601
Real Estate - 8.8%
Specialized REITs - 8.8%
Digital Realty Trust Inc	8,377	1,509,619
Equinix Inc	1,941	1,902,646
TOTAL REAL ESTATE		3,412,265
TOTAL UNITED STATES		30,288,317
TOTAL COMMON STOCKS (Cost $41,109,679)		38,903,581

Money Market Funds - 0.5%
	Yield (%)	Shares	Value ($)
Fidelity Securities Lending Cash Central Fund (f)(g) (Cost $205,369)	3.69	205,348	205,369

TOTAL INVESTMENT IN SECURITIES - 100.4% (Cost $41,315,048)	39,108,950
NET OTHER ASSETS (LIABILITIES) - (0.4)% (e)	(152,963)
NET ASSETS - 100.0%	38,955,987

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Unrealized Appreciation/ (Depreciation) ($)
LONG

Equity Contracts
CME E-Mini Nasdaq 100 Index Contracts (United States)	1	6/2026	47,830	(1,390)

The notional amount of long futures as a percentage of Net Assets is 0.1%.

Legend

(a)	Non-income producing.
(b)	Security or a portion of the security is on loan at period end.
(c)
Security exempt from registration under Regulation S of the Securities Act of 1933 and may be resold to qualified foreign investors outside of the United States. At the end of the period, the value of securities amounted to $477,467 or 1.2% of net assets.

(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $258,166 or 0.7% of net assets.

(e)	Includes $14,554 of cash collateral to cover margin requirements for futures contracts.
(f)	Investment made with cash collateral received from securities on loan.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period	% ownership, end of period
Fidelity Cash Central Fund	44,160	2,182,497	2,226,661	2,131	4	-	-	-	0.0%
Fidelity Securities Lending Cash Central Fund	231,250	19,374,169	19,400,114	1,814	64	-	205,369	205,348	0.0%
Total	275,410	21,556,666	21,626,775	3,945	68	-	205,369

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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